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                                                                 EXHIBIT 10.8.3


                      AMENDMENT TO LONG-TERM INCENTIVE PLAN




                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                             Secretary's Certificate


             I, the undersigned, Secretary of Schweitzer-Mauduit International, Inc., a Delaware corporation (the "Company"), DO HEREBY CERTIFY that the following is a true and correct copy of a Resolution approved and adopted by the Board of Directors of Schweitzer-Mauduit International, Inc. at its meeting on December 5 and 6, 1996.

AMENDMENT TO THE LONG-TERM INCENTIVE PLAN

             RESOLVED FURTHER, That, pursuant to the recommendation of the Compensation Committee of this Board of Directors, the Corporation does hereby approve and adopt the following amendment to the Schweitzer-Mauduit International, Inc. Long-Term Incentive Plan to be effective as of January 1, 1996; and the Compensation Committee of the Corporation and the proper officers of the Corporation, and any of them acting alone, be, and they hereby are, authorized and directed on behalf of the Corporation to take such actions in connection with such amendment as are necessary or appropriate in the discretion of the Compensation Committee or any of such officers to carry out fully the terms thereof.

             Section 5, Eligibility, is amended as follows:

                         Add "or any Affiliate" after "Company" in line 2.

             Except as stated above, the Plan shall remain in full force and effect as adopted and amended by the Corporation prior to this Amendment.


             IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 1997.


                                      SCHWEITZER-MAUDUIT INTERNATIONAL, INC.



                                      By:  /s/ WILLIAM J. SHARKEY
                                           -----------------------------
                                           William J. Sharkey, Secretary


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